                       ASSIGNMENT OF INTELLECTUAL PROPERTY

     THIS ASSIGNMENT AGREEMENT is made as of the 3rd day of March, 2000, between SANCHEZ COMPUTER ASSOCIATES, INC. ("Assignor"), a Pennsylvania corporation, with offices at 40 Valley Stream Parkway, Malvern, Pennsylvania 19355 and e-PROFILE, INC., a Delaware corporation, with an address at 200 Chester Field Parkway, Malvern, Pennsylvania 19355 ("Assignee").

                               W I T N E S S E T H

                  WHEREAS, Assignor owns the following trademarks:

 ---------------------------------- ------------------------------- ----------------------------
               MARK                           SERIAL NO.                     FILE DATE

 ---------------------------------- ------------------------------- ----------------------------
 e-PROFILE                                    75/715,906                      5/27/99

 ---------------------------------- ------------------------------- ----------------------------
 e-PROFILE                                    75/715,907                      5/27/99

 ---------------------------------- ------------------------------- ----------------------------
 e-PROFILE.COM                                75/715,908                      5/27/99

 ---------------------------------- ------------------------------- ----------------------------
 e-PROFILE.COM                                75/715,909                      5/27/99

 ---------------------------------- ------------------------------- ----------------------------

(hereinafter the "Trademarks");

               WHEREAS, Assignor owns the following domain names:

                ------------------------------------------------------------
                       DOMAIN NAMES
                ------------------------------ -----------------------------
                allfn.com                      opnfn.net

                ------------------------------ -----------------------------
                allfn.net                      opnfn.org

                ------------------------------ -----------------------------
                allfn.org                      profilefn.com

                ------------------------------ -----------------------------
                e-profile.com                  profilefn.net

                ------------------------------ -----------------------------
                eprofilefn.com                 profilefn.org

                ------------------------------ -----------------------------
                eprofilefn.net                 thefn.com

                ------------------------------ -----------------------------
                eprofilefn.org                 thefn.net

                ------------------------------ -----------------------------
                opnfn.com                      thefn.org

                ------------------------------ -----------------------------

     (hereinafter the "Domain Names" and together with the Trademarks, "Intellectual Property");

     WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Intellectual Property and the goodwill associated therewith, in connection with the transfer to Assignee of the business of Assignor to which the Intellectual Property pertains, which business is ongoing and existing; and

     WHEREAS, Assignee desires to acquire and accept all of Assignor's right, title and interest in and to the Intellectual Property and the goodwill associated therewith;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. ASSIGNMENT. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Intellectual Property, together with the goodwill of the business which is symbolized by the Intellectual Property and the right to sue and recover any damages and profits and all other remedies for future infringements thereof.

     2. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the foregoing assignment and expressly assumes any and all liabilities, debts and obligations associated with the Intellectual Property.

     3. CO-OPERATION. The parties hereto reasonably shall cooperate with each other in any action required to be taken to fulfill their respective obligations hereunder, including, without limitation, the execution and delivery of any and all other instruments and papers and the taking of any and all additional actions which either party reasonably requests from time to time to effectuate the purposes and intent of the transaction provided for herein and otherwise to consolidate, vest and record in Assignee, full and complete ownership of the Intellectual Property.

     4. REPRESENTATION. Assignor covenants with Assignee, its successors, assigns, legal representatives, and nominees, that to the best of Assignor's knowledge, the right, title, and interest herein conveyed by Assignor are free and clear of any incumbrance, and that Assignor has full right to convey the same as herein expressed.

     5. MISCELLANEOUS.

     a. CONTROLLING LAW. This Assignment Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of Pennsylvania.

     b. BINDING NATURE OF AGREEMENT. This Assignment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment Agreement as of the date first written above.

                                      SANCHEZ COMPUTER ASSOCIATES, INC.

                                      By: /s/ Thomas McElwee
                                          Name: Thomas McElwee
                                          Title: Chief Financial Officer

                                      e-PROFILE, INC.

                                      By: /s/ David DiFelice
                                          Name: David DiFelice
                                          Title: Chief Financial Officer

COMMONWEALTH OF PENNSYLVANIA        :
                                    :   ss.
COUNTY OF CHESTER                   :

     The foregoing instrument was acknowledged before me this 6th day of March, 2000, by Thomas McElwee, the Chief Financial Officer of Sanchez Computer Associates, Inc., on behalf of the corporation.

                                                /s/ Deborah Y. James
[seal]                                          NOTARY PUBLIC

COMMONWEALTH OF PENNSYLVANIA        :
                                    : ss.
COUNTY OF CHESTER                   :

     The foregoing instrument was acknowledged before me this 6th day of March, 2000, by David DiFelice, the Chief Financial Officer of e-Profile, Inc., on behalf of the corporation.

                                                     /s/ Deborah Y. James
 [seal]                                              NOTARY PUBLIC